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                                                                    Exhibit 10.7
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                                 LABARGE, INC.
                       1995 INCENTIVE STOCK OPTION PLAN

                                      I.
               Purpose of the 1995 Incentive Stock Option Plan

         The purpose of the 1995 Incentive Stock Option Plan (the "Plan") is to promote the interests of LaBarge, Inc. ("Company") and its stockholders by providing a method whereby Company employees may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress. These employees will be granted options ("Options") to purchase shares of the Common Stock, $.01 par value, of the Company ("Common Stock"). It is intended that Options issued hereunder will constitute Incentive Stock Options within the meaning of Section 422A of the lnternal Revenue Code of 1986, as amended from time to time (the "Code").

                                     II.
                        Administration of the 1995 Plan

         A. The Committee. The Plan shall be administered by the Human Resources Committee of the Board of Directors of the Company or such other committee as shall be designated by the Board of Directors (the "Committee"). The Committee shall consist of not less than four Directors of the Company, and shall be appointed by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. Any decision or determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a chairman from among the members and a secretary (who need not be a member) and make such rules and regulations for the conduct of its business as it shall be deemed advisable. No member of the Committee shall be liable in the absence of bad faith, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to identification and reimbursement as Directors of the Company.



         B. Authority of the Committee. Subject to the expressed provisions of the Plan, the Committee shall have plenary authority to determine, in its discretion, the employees to whom options are granted, and the time or times within which (during the term of the


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Option) all or a portion of such Options may be exercised.  In making such determination, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective employees, their present and potential contributions to the Company's success, the anticipated number of years of effective service remaining and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, Section 422A of the Code and any regulations or rulings thereunder, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of any Option and to determine the manner in which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the Plan. The Committee may specify in the original terms of any option or, if not so specified, shall determine whether any authorized leave of absence or absence of military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Plan. Subject to the provisions of Article X, the determination of the Committee on the matters referred to in the Plan shall be conclusive; provided that it shall be the Board of Directors of the Company which shall determine whether unissued or treasury shares shall be issued upon the exercise of any Option.


         C. Each option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Committee, and the said agreement shall be signed by an officer of the Company and the employee.

                                      III.
                        Shares Subject to the 1995 Plan


         An aggregate of 400,000 shares of Common Stock shall be subject to the Plan, subject to adjustment in accordance with Section VIII hereof. Such shares may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company.


         In the event that any Option under the Plan expires unexercised or is terminated, surrendered or canceled, the shares theretofore subject to such Option, or the unexercised portion thereof, shall again become available for Option under the Plan, including to the former holder of such Option, upon such terms as the Committee shall determine in accordance with the Plan and which terms may be more or less favorable than those applicable to such former Option.

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                                      IV.
                                 Granting Date


         The action of the Committee with respect to the granting of an Option shall take place on such date as a majority of the members of the Committee at a meeting shall make a determination with respect to the granting of an Option or, in the absence of a meeting, on such date as of which written designation covering such Option shall have been executed by all members of the Committee. The effective date of the grant of an Option (the "Granting Date") shall be the date specified by the Committee in its determination or designation relating to the award of such Option or, in the absence of such a Specification, the date on which the action of the Committee relating to the award of such Option took place.

                                       V.
                                  Eligibility

         Options may be granted only to those employees who are deemed appropriate by the Committee.

                                      VI.
                        Terms and Conditions of Options


       A.        Option Price.  Subject to the provision of subparagraph VI.F.
below, the purchase price of the stock under each Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the stock on the Granting Date for such option; provided, however, that the option price shall not be less than the par value of the stock subject to the Option. The fair market value of the stock shall be, for purposes of the Plan, determined under the regulations or rulings under Section 422A of the Code.

         B. Term of Option. Subject to the provisions of subparagraph VI.F below, the term of each Option granted under the Plan shall be for a period not exceeding ten years from the Granting Date. Each Option granted under the Plan may be exercised by the employee as stated in his individual Option, but in no event may any Option be exercised before two years of continued employment with the Company, or a subsidiary, immediately following the Granting Date.

C.       Restrictions on Transfer and Exercise.

         (1) Except as hereinafter provided, no Option granted pursuant to the Plan

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may be exercised at any time unless the holder thereof is then an employee of the Company. Options granted under the Plan shall not be affected by any change of employment so long as the grantee continues to be an employee of the Company.


         (2) The Option of any optionee whose employment is terminated for any reason, other than for death, disability (as defined in Section 105(d) (4) of the Code) or discharged for cause, shall terminate on the earlier of three months after termination of employment or the date that such Option expires in accordance with its term.


         (3) In the event of the death of an optionee (a) while an employee of the Company or a subsidiary or (b) within three months after the termination of the employment of the optionee, or in the event of the termination of employment by an optionee for permanent disability, the Option may be exercised as follows:


         (a) In the event of the death of an optionee during employment or within three months after the termination of employment, each Option granted to such optionee shall be exercisable or payable (at the option of the Company and, if paid, at a price equal to the excess of the fair market value over the option price) to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option). Any such exercise or payment shall be made only: (1) by or to the executor or administrator of the estate of the deceased optionee or person or persons to whom the deceased optionee's rights under the Option shall pass by will or the laws of descent and distribution; and (2) to the extent, if any, that the deceased optionee was entitled at the date of his or her death.


         (b) In the case of an optionee who becomes disabled, the Option shall terminate on the earlier of one year after termination or employment or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by an optionee who becomes disabled with respect to the same number of shares, in the same manner and to the same extent as if the optionee had continued employment during such period.


         (4) The Option shall lapse immediately upon termination of employment of the optionee through discharge for cause as determined by the Committee in its sole discretion.

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         (5)     Each Option granted under the Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. During the optionee's lifetime, an Option granted under the Plan can be exercised only by him or her.


         D. Manner of Exercise. An Option shall be exercised by giving a written notice to the President of the Company stating the number of shares of Common Stock with respect to which the Option is being exercised and containing such other information as may be requested and by tendering payment in full therefore with a cashier's or certified check; Common Stock already owned by the Employee having a fair market value equal to the option price; or a combination of a cashier's or certified check and Common Stock already owned by the Employee having an aggregate fair market value equal to the option price. For purposes of this Subsection 4 (d), "fair market value" is the closing price per share of Common Stock on the American Stock Exchange on the day immediately preceding the day on which an Option is exercised, or if there is no sale on such day, the closing price per share on the last previous day which a sale is reported. If Common Stock is not listed on the American Stock Exchange on the day immediately preceding the day an Option is exercised, the closing price of a share of Common Stock as reported by the exchange upon which it is then listed, or if it is not then listed on any exchange, the closing price per share of Common Stock as reported by an automated quotation system shall be used to determine fair market value. If Common Stock is not listed on any exchange or its price reported by an automated quotation system on the day immediately preceding the day an Option is exercised, the Committee shall determine the fair market value of Common Stock for purposes of this Subsection 4 (d) on the date of exercise of the Option.

         E. Limitations on Issuance of Stock Option Shares. The Company shall not be required, upon the exercise of any Option, to issue or deliver any shares of stock prior to (a) the authorization of such shares for listing on any stock exchange on which the Company's stock may then be listed, and (b) such registration or other qualification of such shares under applicable securities laws as the Company shall determine to be necessary or advisable. If shares issuable on the exercise of Options have not been registered under the Securities Act of 1933 ("the Act") or there is not available a current Prospectus meeting the requirements of the Act with respect thereto, optionees may be required to represent at the time of each exercise of Options that the shares purchased are being acquired for investment and not with a view to distribution; and the Company may place a legend on the stock certificate to indicate that the stock may not be sold or otherwise disposed of except in accordance with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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    F.   Limitation on Options.

         (1) Notwithstanding the provision of paragraph VI.A and B above, if any optionee, at the time an Option is granted, owns (as defined in Section 425(d) or the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary thereof or of the Company's parent (if any), the option price for such Option shall be at least 110% of the fair market value of the stock subject to such Option, and such Option by its terms shall not be exercisable after the expiration of 5 years from the date such Option is granted.

         (2) The aggregate fair market value (determined as of the time the Option is granted) of the stock with respect to which Incentive Stock Options (as defined in Section 422A of the Code) are exercisable for the first time by an employee during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000.


                                      VII.
                       Stockholder and Employment Rights


         A holder of an Option shall have none of the rights of a stockholder with respect to any of the shares subject to Option until such shares shall be issued upon the exercise of the Option.


         Nothing in the Plan or in any Option granted pursuant to the Plan shall, in the absence of an express provision to the contrary, confer on any individual any right to be or to continue in the employ of the Company or its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate the employment of any individual at any time.


                                    VIII.
                          Adjustments to Common Stock

         The aggregate number of shares of Common Stock of the Company on which Options may be granted hereunder, the number of shares thereof covered by each outstanding Option and the price per share thereof in each such Option may all be appropriately adjusted, as the Board of Directors may determine, for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split or combination of shares, or the payment of a stock dividend or the increase or decreasing such shares effected without receipt of consideration by the Company. No


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fractional shares of stock shall be issued upon exercise of any Option, and in case fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the optionee holding such Option shall not be entitled to exercise it with respect to such fractional share.

         Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, or a merger or consolidation in which the Company is not the surviving corporation, every Option outstanding hereunder shall terminate, provided, however, that the case of such dissolution, merger or consolidation, then during the period thirty days prior to the effective date of such event, each holder of an Option granted pursuant to the Plan shall have a right to exercise the Option, in whole or in part.


                                      IX.
                 Effective Date and Termination Effective Date

         A. Effective Date. The Plan shall become operative and in effect on the date the Plan is approved by a vote of majority of all members of the Board of Directors, provided, however that the Plan shall be submitted to the Stockholder of the Company for approval within twelve months of the date of adoption of the Plan, and if such approval shall not be obtained by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the Plan shall be null and void and all Options, if any, granted thereunder shall automatically be canceled.


         B. Termination. The Plan shall remain in effect until and shall terminate within 10 years from the date the Plan is adopted or the Plan was approved by the shareholders, whichever is earlier, but it may be terminated at an earlier date by action of the Board of Directors. Except as provided in subparagraph A above, termination of this Plan shall not affect the rights of grantees under Options theretofore granted to purchase stock under the Plan, and, all such Options shall continue in force and in operation after termination of the Plan, except as provided in subparagraph A above and except as may be terminated through death or other termination of employment in accordance with the terms of the Plan.


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                                       X.
                                   Amendments

         The Board of Directors shall have complete power and authority to amend the Plan, provided, however, that except as expressly permitted in the Plan, the Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the 1995 Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the Plan, (c) amend the formula for determination of the purchase price of shares on which options may be granted, (d) extend the term of the Plan or change the minimum option price, or (e) amend the requirements as to the employees eligible to receive Options.


                                      XI.
                        Government and Other Regulations

         The obligation of the Company to sell or deliver shares under Options granted pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by the registrations with any governmental agencies as may be required.

                                      XII.
                                Loan Agreements

         Each Option shall be subject to the condition that the Company shall not be obliged to issue or transfer any of its stock to a holder of an Option, in the exercise thereof, if at any time the Committee or the Board of Directors shall determine that the issuance or transfer of such stock would be in violation of any covenant in any of the Company's loan agreements or other contracts.


         The Company hereby agrees to the provisions of this Plan, and in witness thereof, has caused this Agreement to be executed on this 2nd day of May, 1995.


ATTEST:                                 LABARGE, INC.


William J. Maender                      By Craig E. LaBarge
- ---------------------------             ---------------------------
Secretary                               President